                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 11.250% Senior Notes due 2011 for a like principal amount of the Company's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ Douglas A. Pertz
----------------------------
Douglas A. Pertz

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 11.250% Senior Notes due 2011 for a like principal amount of the Company's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ J. Reid Porter
----------------------------
J. Reid Porter

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 11.250% Senior Notes due 2011 for a like principal amount of the Company's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ John J. Ferguson
----------------------------
John J. Ferguson

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 11.250% Senior Notes due 2011 for a like principal amount of the Company's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ Robert M. Qualls
----------------------------
Robert M. Qualls

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 11.250% Senior Notes due 2011 for a like principal amount of the Company's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 25 day of January, 2003.



/s/ Raymond F. Bentele
----------------------------
Raymond F. Bentele

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 11.250% Senior Notes due 2011 for a like principal amount of the Company's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 24 day of January, 2003.



/s/ James M. Davidson
----------------------------
James M. Davidson

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 11.250% Senior Notes due 2011 for a like principal amount of the Company's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 24th day of January, 2003.



/s/ Harold H. MacKay
----------------------------
Harold H. MacKay

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 11.250% Senior Notes due 2011 for a like principal amount of the Company's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ David B. Mathis
----------------------------
David B. Mathis

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 11.250% Senior Notes due 2011 for a like principal amount of the Company's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 27 day of January, 2003.



/s/ Donald F. Mazankowski
----------------------------
Donald F. Mazankowski

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 11.250% Senior Notes due 2011 for a like principal amount of the Company's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 24th day of January, 2003.



/s/ Pamela B. Strobel
----------------------------
Pamela B. Strobel

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 11.250% Senior Notes due 2011 for a like principal amount of the Company's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 24 day of January, 2003.



/s/ Richard L. Thomas
----------------------------
Richard L. Thomas

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of FMRP Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter,
E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ J. Reid Porter
----------------------------
J. Reid Porter

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of FMRP Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter,
E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ Douglas A. Pertz
----------------------------
Douglas A. Pertz

                                POWER OF ATTORNEY

     The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of FMRP Inc., a Delaware corporation (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ Robert M. Qualls
----------------------------
Robert M. Qualls

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Canada Ltd., a Canada corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 31 day of January, 2003.



/s/ Norman B. Beug
----------------------------
Norman B. Beug

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Canada Ltd., a Canada corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ John J. Ferguson
----------------------------
John J. Ferguson

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Canada Ltd., a Canada corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ J. Reid Porter
----------------------------
J. Reid Porter

                                POWER OF ATTORNEY

     The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of IMC Canada Ltd., a Canada corporation (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ Robert M. Qualls
----------------------------
Robert M. Qualls

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Chemicals Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ Matthew J. Dowd
----------------------------
Matthew J. Dowd

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Chemicals Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ John F. Tancredi
----------------------------
John F. Tancredi

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Chemicals Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ J. Reid Porter
----------------------------
J. Reid Porter

                                POWER OF ATTORNEY

     The undersigned, being Vice President and Chief Financial Officer of IMC Chemicals Inc. (and principal accounting officer of IMC Chemicals Inc., a Delaware corporation (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 30 day of January, 2003.



/s/ Emanuel J. DiTeresi
----------------------------
Emanuel J. DiTeresi

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Chemical North America LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ J. Reid Porter
----------------------------
J. Reid Porter

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Chemical North America LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ Douglas A. Pertz
----------------------------
Douglas A. Pertz

                                POWER OF ATTORNEY

     The undersigned, being Vice President and Chief Financial Officer of IMC Chemicals Inc. (and principal accounting officer of IMC Chemical North America LLC, a Delaware limited liability company (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 30 day of January, 2003.



/s/ Emanuel J. DiTeresi
----------------------------
Emanuel J. DiTeresi

                                POWER OF ATTORNEY

     The undersigned, being a Managing Director of IMC Global Dutch Holdings B.V., a Netherlands corporation (the "Company"), hereby constitutes and appoints
J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Managing Director, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of February 2003.



ABN AMRO Trust Company (Nederland) B.V.



/s/ A. van der Krogt

By: A. van der Krogt
   -------------------------
As:   Proxyholder


/s/ B.H.L. de Groot

By: B.H.L. de Groot
   -------------------------
As:   Proxyholder

                                POWER OF ATTORNEY

     The undersigned, being a Managing Director of IMC Global Dutch Holdings B.V., a Netherlands corporation (the "Company"), hereby constitutes and appoints
J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Managing Director, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 4 day of February, 2003.



By: /s/ Alexander R. Mackay
   -------------------------
    Alexander R. Mackay

                                POWER OF ATTORNEY

     The undersigned, being a Managing Director of IMC Global Dutch Holdings B.V., a Netherlands corporation (the "Company"), hereby constitutes and appoints
J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Managing Director, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



By: /s/ E. Paul Dunn, Jr.
   -------------------------
    E. Paul Dunn, Jr.

                                POWER OF ATTORNEY

     The undersigned, being the Managing Director of IMC Global Netherlands B.V., a Netherlands corporation (the "Company"), hereby constitutes and appoints
J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Managing Director, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of February, 2003.


ABN AMRO Trust Company (Nederland) B.V.



/s/ A. van der Krogt

By: A. van der Krogt
   -------------------------
As:   Proxyholder



/s/ B.H.L de Groot

By: B.H.L de Groot
   -------------------------
As:   Proxyholder

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Operations Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints
J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ J. Reid Porter
----------------------------
J. Reid Porter

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Operations Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints
J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ Douglas A. Pertz
----------------------------
Douglas A. Pertz

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Operations Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints
J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ Robert M. Qualls
----------------------------
Robert M. Qualls

                                POWER OF ATTORNEY

     The undersigned, being a Managing Director of IMC Global Potash Holdings N.V., a Netherlands Antilles corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Managing Director, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of February, 2003.



ABN AMRO Trust Company (Nederland) B.V.



/s/ A. van der Krogt

By: A. van der Krogt
   -------------------------
As:   Proxyholder



/s/ R.H.L de Groot

By: R.H.L de Groot
   -------------------------
As:   Proxyholder

                                POWER OF ATTORNEY

     The undersigned, being a Managing Director of IMC Global Potash Holdings N.V., a Netherlands Antilles corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Managing Director, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 4 day of February, 2003.



/s/ Alexander R. Mackay
----------------------------
Alexander R. Mackay

                                POWER OF ATTORNEY

     The undersigned, being a Managing Director of IMC Global Potash Holdings N.V., a Netherlands Antilles corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Managing Director, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ E. Paul Dunn, Jr.
----------------------------
E. Paul Dunn, Jr.

                                POWER OF ATTORNEY

     The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of IMC Global Potash Holdings N.V., a Netherlands Antilles corporation (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ Robert M. Qualls
----------------------------
Robert M. Qualls

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Phosphates MP Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Managing General Partner of IMC Phosphates Company, a Delaware general partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ E. Paul Dunn, Jr.
----------------------------
E. Paul Dunn, Jr.

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Phosphates MP Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Managing General Partner of IMC Phosphates Company, a Delaware general partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ John J. Ferguson
----------------------------
John J. Ferguson

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Phosphates MP Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Managing General Partner of IMC Phosphates Company, a Delaware general partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ J. Reid Porter
----------------------------
J. Reid Porter

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Phosphates MP Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Managing General Partner of IMC Phosphates Company, a Delaware general partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ Robert M. Qualls
----------------------------
Robert M. Qualls

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Phosphates MP Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Managing General Partner of IMC Phosphates Company, a Delaware general partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 30th day of January, 2003.



/s/ Rose Marie Williams
----------------------------
Rose Marie Williams

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Phosphates MP Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Managing General Partner of IMC Phosphates Company, a Delaware general partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 28 day of January, 2003.



/s/ C. Steven Hoffman
----------------------------
C. Steven Hoffman

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Phosphates MP Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Managing General Partner of IMC Phosphates Company, a Delaware general partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ Mary Ann Hynes
----------------------------
Mary Ann Hynes

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Potash Carlsbad Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints
J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ J. Reid Porter
----------------------------
J. Reid Porter

                                POWER OF ATTORNEY

     The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of IMC Potash Carlsbad Inc., a Delaware corporation (the "Company")), hereby constitutes and appoints J. Reid Porter,
E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ Robert M. Qualls
----------------------------
Robert M. Qualls

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Potash Colonsay ULC, a Nova Scotia corporation (the "Company"), hereby constitutes and appoints
J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ J. Reid Porter
----------------------------
J. Reid Porter

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Potash Colonsay ULC, a Nova Scotia corporation (the "Company"), hereby constitutes and appoints
J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ John J. Ferguson
----------------------------
John J. Ferguson

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Potash Colonsay ULC, a Nova Scotia corporation (the "Company"), hereby constitutes and appoints
J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ E. Paul Dunn, Jr.
----------------------------
E. Paul Dunn, Jr.

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Potash Colonsay ULC, a Nova Scotia corporation (the "Company"), hereby constitutes and appoints
J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 31 day of January, 2003.



/s/ Norman B. Beug
----------------------------
Norman B. Beug

                                POWER OF ATTORNEY

     The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of IMC Potash Colonsay ULC, a Nova Scotia corporation (the "Company")), hereby constitutes and appoints J. Reid Porter,
E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11,250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ Robert M. Qualls
----------------------------
Robert M. Qualls

                                POWER OF ATTORNEY

     The undersigned, being a Managing Director of IMC Potash Colonsay N.V., a Netherlands Antilles corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Managing Director, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of February, 2003.



ABN AMRO Trust Company (Nederland) B.V.



/s/ A. van der Krogt

By: A. van der Krogt
   -------------------------
As:   Proxyholder



/s/ R.H.L. de Grool

By: R.H.L. de Grool
   -------------------------
As:   Proxyholder

                                POWER OF ATTORNEY

     The undersigned, being a Managing Director of IMC Potash Colonsay N.V., a Netherlands Antilles corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Managing Director, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 4 day of February, 2003.



/s/ Alexander R. Mackay
----------------------------
Alexander R. Mackay

                                POWER OF ATTORNEY

     The undersigned, being a Managing Director of IMC Potash Colonsay N.V., a Netherlands Antilles corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Managing Director, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ E. Paul Dunn, Jr.
----------------------------
E. Paul Dunn, Jr.

                                POWER OF ATTORNEY

     The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of IMC Potash Colonsay N.V., a Netherlands Antilles corporation (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ Robert M. Qualls
----------------------------
Robert M. Qualls

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Sulphur Holdings LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ J. Reid Porter
----------------------------
J. Reid Porter

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Sulphur Holdings LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ John J. Ferguson
----------------------------
John J. Ferguson

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Sulphur Holdings LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ Robert M. Qualls
----------------------------
Robert M. Qualls

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC USA Holdings Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ J. Reid Porter
----------------------------
J. Reid Porter

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC USA Holdings Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ John J. Ferguson
----------------------------
John J. Ferguson

                                POWER OF ATTORNEY

     The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of IMC USA Holdings Inc., a Delaware corporation (the "Company")), hereby constitutes and appoints J. Reid Porter,
E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ Robert M. Qualls
----------------------------
Robert M. Qualls

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC USA Inc. LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ J. Reid Porter
----------------------------
J. Reid Porter

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC USA Inc. LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ John J. Ferguson
----------------------------
John J. Ferguson

                                POWER OF ATTORNEY

     The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of IMC USA Inc. LLC, a Delaware limited liability company (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ Robert M. Qualls
----------------------------
Robert M. Qualls

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of KCL Holdings, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ J. Reid Porter
----------------------------
J. Reid Porter

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of KCL Holdings, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ John J. Ferguson
----------------------------
John J. Ferguson

                                POWER OF ATTORNEY

     The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of KCL Holdings, Inc., a Delaware corporation (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ Robert M. Qualls
----------------------------
Robert M. Qualls

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of NATI LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints
J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ J. Reid Porter
----------------------------
J. Reid Porter

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of NATI LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints
J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ John F. Tancredi
----------------------------
John F. Tancredi

                                POWER OF ATTORNEY

     The undersigned, being Vice President and Chief Financial Officer of IMC Chemicals Inc. (and principal accounting officer of NATI LLC, a Delaware limited liability company (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 30 day of January, 2003.



/s/ Emanuel J. DiTeresi
----------------------------
Emanuel J. DiTeresi

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 11.250% Senior Notes due 2011 for a like principal amount of the Company's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ J. Reid Porter
----------------------------
J. Reid Porter

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 11.250% Senior Notes due 2011 for a like principal amount of the Company's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ Douglas A. Pertz
----------------------------
Douglas A. Pertz

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 11.250% Senior Notes due 2011 for a like principal amount of the Company's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ John J. Ferguson
----------------------------
John J. Ferguson

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 11.250% Senior Notes due 2011 for a like principal amount of the Company's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ Robert M. Qualls
----------------------------
Robert M. Qualls

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 11.250% Senior Notes due 2011 for a like principal amount of the Company's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 25 day of January, 2003.



/s/ Raymond F. Bentele
----------------------------
Raymond F. Bentele

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr. and Rose Marie Williams his of her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 11.250% Senior Notes due 2011 for a like principal amount of the Company's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 24 day of January, 2003.



/s/ James M. Davidson
----------------------------
James M. Davidson

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 11.250% Senior Notes due 2011 for a like principal amount of the Company's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 24th day of January, 2003.



/s/ Harold H. MacKay
----------------------------
Harold H. MacKay

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 11.250% Senior Notes due 2011 for a like principal amount of the Company's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ David B. Mathis
----------------------------
David B. Mathis

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 11.250% Senior Notes due 2011 for a like principal amount of the Company's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 27 day of January, 2003.



/s/ Donald F. Mazankowski
----------------------------
Donald F. Mazankowski

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 11.250% Senior Notes due 2011 for a like principal amount of the Company's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 24th day of January, 2003.



/s/ Pamela B. Strobel
----------------------------
Pamela B. Strobel

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 11.250% Senior Notes due 2011 for a like principal amount of the Company's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 24th day of January, 2003.



/s/ Richard L. Thomas
----------------------------
Richard L. Thomas

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of The Vigoro Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ J. Reid Porter
----------------------------
J. Reid Porter

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of The Vigoro Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ Douglas A. Pertz
----------------------------
Douglas A. Pertz

                                POWER OF ATTORNEY

     The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of The Vigoro Corporation, a Delaware corporation (the "Company")), hereby constitutes and appoints J. Reid Porter,
E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 11.250% Senior Notes due 2011 for a like principal amount of IMC Global Inc.'s issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $117,500,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of January, 2003.



/s/ Robert M. Qualls
----------------------------
Robert M. Qualls